Exhibit 24

                                POWER OF ATTORNEY

         Know All Men and Women By These Presents that each individual whose signature appears below constitute and appoint T. Norman Bush and Clifford A. Cutchins, IV, Esquire, such individual's true and lawful attorneys-in-fact and agents with full power of substitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any registration statement related to the offering contemplated by this registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                               Title                    Date



/s/ Miles L. Marsh
- ---------------------------------   Chairman of the Board, Chief       09/04/97
        Miles L. Marsh              Executive Officer and Director     --------



/s/ William A. Paterson             Senior Vice President and          09/04/97
- ---------------------------------   Controller (Principal Financial    --------
         William A. Paterson        and Accounting Officer)



/s/ Michael T. Riordan              President, Chief Operating         09/04/97
- ---------------------------------   Officer and Director               --------
         Michael T. Riordan


/s/ Barbara L. Bowles               Director                           09/04/97
- ---------------------------------                                      --------
         Barbara L. Bowles


/s/ William T. Burgin                Director                           08/28/97
- ---------------------------------                                      --------
         William T. Burgin

  Signature                              Title                          Date


/s/ Dr. James L. Burke              Director                           09/04/97
- ---------------------------------                                      --------
         Dr. James L. Burke



/s/ William T. Comfort, Jr.         Director                           09/04/97
- ---------------------------------                                      --------
         William T. Comfort, Jr.


/s/ Gary P. Coughlan                Director                           08/28/97
- ---------------------------------                                      --------
         Gary P. Coughlan


/s/ Bruce C. Gottwald               Director                           08/28/97
- ---------------------------------                                      --------
         Bruce C. Gottwald


/s/ Robert M. O'Neil                Director                           08/28/97
- ---------------------------------                                      --------
         Robert M. O'Neil


/s/ Robert H. Niehaus               Director                           09/04/97
- ---------------------------------                                      --------
         Robert H. Niehaus


/s/ Richard L. Sharp                Director                           09/04/97
- ---------------------------------                                      --------
         Richard L. Sharp


/s/ Frank V. Sica                   Director                           09/04/97
- ---------------------------------                                      --------
         Frank V. Sica


/s/ Anne Marie Whittemore           Director                           08/27/97
- ---------------------------------                                      --------
         Anne Marie Whittemore

                                  EXHIBIT INDEX



Exhibit No.                                 Exhibit

   *5.1             --       Opinion of McGuire, Woods, Battle & Boothe, L.L.P.
                             (filed herewith).

  *23.1             --       Consent of Coopers & Lybrand L.L.P.(filed herewith)

  *23.2             --       Consent of McGuire, Woods, Battle & Boothe, L.L.P.
                             (included in Exhibit 5.1).

  *24               --       Power of Attorney (included herein on the signature
                             pages).

   99.1             --       Fort  James  Corporation  1996 Stock
                             Incentive  Plan  (formerly  known  as  James
                             River  Corporation  of  Virginia  1996 Stock
                             Incentive Plan)  (incorporated  by reference
                             to   Exhibit    99.1   to   the    Company's
                             Registration Statement on Form S-8 (No. 333-
                             02217) filed April 3, 1996).

  *99.2             --       Amendment dated as of August 12, 1997  to the
                             Fort James Corporation 1996 Stock Incentive Plan.

*        Filed with this form.